UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2017

GLOBAL PARTNER ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-37523	47-4078206
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Rockefeller Plaza, 11th Floor New York, New York	10020
(Address of principal executive offices)	(Zip Code)

(646) 756-2877
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is an updated investor presentation that will be used by Global Partner Acquisition Corp., a Delaware corporation (“GPAC”), in making presentations to certain of GPAC’s stockholders and other persons with respect to the previously announced proposed business combination (the “Business Combination”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among GPAC, Sequel Youth and Family Services, LLC (“Sequel”) and other parties thereto.

The investor presentation attached as Exhibit 99.1 is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include the timing of the proposed business combination; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and GPAC’s and Sequel’s future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against Sequel or GPAC following the announcement of the proposed Business Combination and the transactions contemplated thereby; the inability to complete the proposed Business Combination due to the failure to obtain approval of the stockholders of GPAC, or other conditions to closing in the Merger Agreement; the inability to maintain the listing of GPAC’s common stock and warrants on The NASDAQ Capital Market or any other stock exchange following the proposed Business Combination; the risk that the proposed Business Combination may disrupt current plans and operations as a result of the announcement and consummation of the transactions described herein; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the inability of the combined business to grow and manage growth profitably; costs related to the proposed Business Combination; changes in level of spending of government (including Medicaid), commercial and private payors on the services which Sequel provides; the consolidation of managed-care organizations and their third-party payors; increases in controls over healthcare costs; the risk of care incidents and associated negative publicity; the risk of legal complaints and proceedings and government investigations; changes in applicable laws or regulations, including expected regulatory changes in healthcare laws following the recent U.S. elections, especially the expected repeal or changes to the Affordable Care Act; the inability to comply with licensing or other regulatory requirements, laws and regulations; the intense competition in the industry; the inability to profitably expand into new markets; cybersecurity risks and the failure to protect patients’ health information; the failure to comply with proper billing practices; the possibility that Sequel or GPAC may be adversely affected by other economic, business, and/or competitive factors; the risk of loss of key personnel or inability to recruit talent; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by GPAC and Sequel.

Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in the proxy statement to be filed by GPAC with the SEC when available. Our SEC filings are available publicly on the SEC’s website at www.sec.gov. GPAC and Sequel disclaim any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination, on January 25, 2017, GPAC filed a preliminary proxy statement with the SEC and will file with the SEC and mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of GPAC are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement in connection with GPAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination because the proxy statements will contain important information about the proposed business combination and the parties to it. The definitive proxy statement will be mailed to stockholders of GPAC as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Global Partner Acquisition Corp., c/o Andrew Cook, 1 Rockefeller Plaza, 11th Floor New York, New York 10020, e-mail: info@globalpartnerac.com.

Participants in the Solicitation

GPAC, Sequel, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAC stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GPAC’s directors and officers in GPAC’s preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement in connection with GPAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation, dated February 6, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PARTNER ACQUISITION CORP.

Date: February 6, 2017	By:	/s/ Andrew Cook
Name: Andrew Cook Title: Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation, dated February 6, 2017